Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $2,400,000	Issue Date: February 2, 2021

Clubhouse Media Group, Inc.

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Convertible Promissory Note (this “Note”), Clubhouse Media Group, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Amir Ben-Yohanan, or registered assigns (the “Holder”), as set forth herein the sum of $2,400,000 (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of eight percent (8%) per annum, simple interest, in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the “Indebtedness”) has not been converted into Conversion Shares (as defined below) prior to the Maturity Date (as defined below). Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

The Company and the Holder acknowledge and agree that this Note is a replacement note for the promissory note between the Holder and WHP Entertainment, LLC, a California limited liability company which has since changed its name to Doiyen, LLC, dated as of January 2, 2020 (the “Prior Note”), which Prior Note erroneously named West of Hudson Group, Inc., a Delaware corporation and a wholly owned subsidiary of the Company as the borrower due to a scrivener’s error, pursuant to which the Holder has previously advanced to such entity the Principal Amount and which has accrued to the benefit of the Company. Effective as of the Issue Date, the Prior Note is hereby terminated and is of no further force or effect.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Interest; Payment; Prepayments.

(a) No payments of Indebtedness shall be due or payable prior to the one year anniversary of the Issue Date.

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(b) Commencing on the one year anniversary of the Issue Date, the Company shall commence making monthly payments of Principal and accrued interest as required to amortize this Note and the outstanding Indebtedness over the following 24 months.

(c) To the extent not converted to Conversion Shares (as defined below) prior to the Maturity Date, the outstanding Indebtedness shall be due and payable in full on the third anniversary of the Issue Date (the “Maturity Date”).

(d) The Company may prepay all or any portion of the Principal Amount and any accrued and unpaid interest at any time without penalty.

(e) Interest on this Note shall accrue on a simple interest, non-compounded basis, and shall be added to the Principal Amount on the Maturity Date or such earlier date as the Indebtedness may be paid hereunder or may be due hereunder pursuant to the terms herein, at which time all Indebtedness shall be due and payable, unless earlier converted into Conversion Shares. In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue interest at the rate of 10% per year, simple interest, non-compounding, until paid.

(f) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day (as defined below), such payment shall be made on the next succeeding Business Day. For purposes herein, a “Business Day” shall be any day on which commercial banks in Nevada are generally required to be open for business.

Section 2. Conversion.

(a) Automatic Conversion. At the time of the qualification by the United States Securities and Exchange Commission (the “SEC”) of the Company’s Offering Circular (expected to be filed shortly after the Issue Date), pursuant to Regulation A under the Securities Act of 1933, as amended (the “Offering Circular”), $1,000,000 of the Indebtedness shall, automatically and without any further action of the Company or the Holder, be converted into a number of restricted fully paid and non-assessable shares of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) equal to (i) $1,000,000 divided by (ii) the price per share of the Common Stock as offered in the Offering Circular, rounded to the nearest whole share (the “Conversion Shares”), provided, however, that in the event that the Company has repaid an amount of the Indebtedness as of such time such that the remaining Indebtedness is less than $1,000,000, then such amount of remaining Indebtedness shall be substituted for the $1,000,000 figure in clause (i) of this sentence. For the avoidance of doubt, the Conversion Shares shall be unregistered shares of Common Stock and shall not be the shares of Common Stock which are offered for sale pursuant to the Offering Circular. For the avoidance of doubt, in the event that the Offering Circular is not declared effective prior to the Maturity Date, none of the Indebtedness shall convert or be convertible into shares of Common Stock.

(b) Mechanics of Conversion. No notice of conversion shall be required to effect the conversion as set forth in Section 2(a), and such conversion shall be automatic as of the date of the SEC’s qualification of the Offering Circular (the “Conversion Date”).

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(c) Adjustment of Indebtedness and Surrender of Note. On the Conversion Date, the Indebtedness hereunder be automatically reduced by the amount of the Indebtedness converted to Conversion Shares pursuant to Section 2(a). Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid amount of Indebtedness is so converted or has been repaid. The Holder and the Company shall maintain records showing the amount of Indebtedness so converted and the date of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon the conversion. In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Indebtedness of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(d) Payment of Taxes. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such Conversion Shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(e) Delivery of Common Stock Upon Conversion. Upon conversion of the amount of the Indebtedness as set forth above, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates or a book entry statement (at the option of the Holder) from the Company’s transfer agent for the Conversion Shares issuable upon such conversion within three (3) Business Days after the Conversion Date (and, solely in the case of conversion of the entire unpaid Indebtedness, surrender of this Note) in accordance with the terms hereof. Upon the Conversion Date, the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 2, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Conversion Shares or other securities, cash or other assets, as herein provided, on such conversion. The Company’s obligation to issue and deliver the certificates (subject to the provisions of Section 2(f)) for Conversion Shares shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion.

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(f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates or a book entry statement representing the Conversion Shares issuable upon conversion, provided the Company is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this Section 2, the Company shall use its reasonable efforts to cause its transfer agent to electronically transmit the Conversion Shares issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

(g) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to full conversion of this Note, there shall be any merger, consolidation, or an exchange of shares, recapitalization or reorganization pursuant to a merger or consolidation, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets or more than 50% of the total outstanding shares of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the Conversion Shares immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.

(h) Status as Shareholder. Subject to the terms and conditions herein, upon submission of a Notice of Conversion by the Holder, (i) this Note shall be deemed converted into Conversion Shares and (ii) the Holder’s rights as the holder of this Note shall cease and terminate, excepting only the right to receive the Conversion Shares as set out herein and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Note.

Section 3. Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

if to the Company, to:

Clubhouse Media Group, Inc.

Attn: Chris Young

201 Santa Monica Blvd., Suite 30

Santa Monica, California 90401

Email: chrisyoungjd@gmail.com

If to Holder, to:

Amir Ben-Yohanan

[______________]

[______________]

Email: : amir_yoh@yahoo.com

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(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail

Section 4. Miscellaneous.

(a) Governing Law; Etc.

(i)	This Note, and all matters based upon, arising out of or relating in any way to this Note or the transactions contemplated herein, including all disputes, claims or causes of action arising out of or relating to the this Note or the transactions contemplated herein, as well as the interpretation, construction, performance and enforcement of this Note, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

(ii)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA, IN EACH CASE LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(iii)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 4(a)(iii).

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(iv)	Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(b) Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Note or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(c) Amendments; No Waivers; No Third-Party Beneficiaries; No Consequential Damages.

(i)	This Note may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by both of the Parties.

(ii)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Note. No exercise of any right or remedy with respect to a breach of this Note shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

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(iii)	This contract is strictly between the Parties and, except as specifically provided herein, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Note.

(iv)	Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Note or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

(d) Expenses. Other than as specifically set forth herein, all costs and expenses incurred in connection with this Note shall be paid by the Party incurring such cost or expense.

(e) Further Assurances. Each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of this Note.

(f) Successors and Assigns; Benefit. The provisions of this Note shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Note without the written consent of the other Party.

(g) Severability. If any provision of this Note is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

(h) Entire Agreement. This Note constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

(i) Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Note were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

(j) Construction. The headings contained in this Note are for reference purposes only and will not affect in any way the meaning or interpretation of this Note.

(k) Counterparts. This Note may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Note to be duly executed as of the Issue Date.

Clubhouse Media Group, Inc.

By:	/s/ Chris Young
Name:	Chris Young
Title:	President

Agreed and accepted:

Amir-Ben Yohanan

By:	/s/ Amir-Ben Yohanan
Name:	Amir-Ben Yohanan

Acknowledged and Agreed as to the Prior Note

Doiyen, LLC

By:	West of Hudson Group, Inc.
Its:	Sole Member

By:	/s/ Chris Young
Name:	Chris Young
Title:	President

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